Long-term Debt	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Long-term Debt
LONG-TERM DEBT

(in millions of Canadian dollars)	NOTE	MATURITY	2017	2016
Revolving credit facility, weighted average interest rate of 3.39% as at December 31, 2017, consists of $5 million and US$151 million (December 31, 2016 - $(19) million; US$82 million and €(1) million)	14(b)	2021	195	90
5.50% Unsecured senior notes of $250 million		2021	250	250
5.50% Unsecured senior notes of US$400 million (December 31,2016 - US$550 million)	14(a)	2022	503	738
5.75% Unsecured senior notes of US$200 million (December 31, 2016 - US$250 million)	14(a)	2023	252	336
Other debts of subsidiaries			66	62
Other debts without recourse to the Corporation			320	105
			1,586	1,581
Less: Unamortized financing costs			10	15
Total long-term debt			1,576	1,566
Less:
Current portion of debts of subsidiaries			14	13
Current portion of debts without recourse to the Corporation			45	23
			59	36
			1,517	1,530

a.
On December 12, 2017, the Corporation repurchased US$150 million of its 5.50% unsecured senior notes due in 2022 for an amount of US$156 million ($201 million) and US$50 million of its 5.75% unsecured senior notes due in 2023 for an amount of US$52 million ($67 million), including premiums of US$6 million ($8 million) and US$2 million ($3 million). The Corporation also wrote off $3 million of unamortized financing costs related to these notes.

b.
On June 1, 2017, the Corporation entered into an agreement with its lenders to extend and amend its existing $750 million credit facility. The amendment extends the term of the facility to July 2021. The financial conditions remain essentially unchanged.

c.
As at December 31, 2017, accounts receivable and inventories totaling approximately $748 million (December 31, 2016 - $715 million) as well as property, plant and equipment totaling approximately $237 million (December 31, 2016 - $250 million) were pledged as collateral for the Corporation's revolving credit facility.

d.
As a result of the Greenpac acquisition described in Note 5, current portion of long-term debt and long-term debt increased by respectively $15 million and $235 million on April, 4, 2017 (net of $3 million settlement of intercompany debt with Cascades prior to the transaction).

e.
The Corporation has finance leases for various items of property, plant and equipment. Renewals and purchase options are specific to the entity that holds the lease. Lease liabilities are effectively secured as the rights to the leased asset revert to the lessor in the event of default.

Future minimum lease payments under finance leases together with the present value of the net minimum lease payments are as follows:

	2017		2016
(in millions of Canadian dollars)	MINIMUM PAYMENTS	PRESENT VALUE OF PAYMENTS	MINIMUM PAYMENTS	PRESENT VALUE OF PAYMENTS
Within one year	11	9	8	7
Later than one year but no later than five years	22	18	19	15
More than five years	6	6	7	6
Total minimum lease payments	39	33	34	28
Less: amounts representing finance charges	6	—	6	—
Present value of minimum lease payments	33	33	28	28